UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 9, 2010

Financial Engines, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-34636	94-3250323
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1804 Embarcadero Road, Palo Alto, California		94303
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(650) 565-4900

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

In June 2010, Deborah J. Behrman, the Registrant’s Vice President, Human Resources, adopted a stock trading plan intended to comply with Rule 10b5-1 of the Securities Exchange Act of 1934, as amended (the "’34 Act") and the Registrant’s insider trading policy. The trading plan provides for the exercise and sale of certain shares of the Registrant’s common stock, issuable upon exercise of options granted between 2007 and 2009, as part of Ms. Behrman’s individual long-term strategy for asset diversification and liquidity. These shares are currently subject to a lock-up agreement. Following the expiration of the lock-up period and subject to the terms and conditions of this plan, a brokerage firm may periodically exercise Ms. Behrman’s stock options and sell the issued shares prior to the expiration of the plan in April 2011. At the closing price of Registrant’s common stock on June 8, 2010, however, no shares would be sold under the trading plan, though shares could be sold if the stock rises above such level.

In June 2010, Kenneth M. Fine, the Registrant’s Executive Vice President, Marketing, adopted a stock trading plan intended to comply with Rule 10b5-1 of the ’34 Act and the Registrant’s insider trading policy. The trading plan provides for the exercise and sale of certain shares of the Registrant’s common stock, issuable upon exercise of options granted between 2003 and 2008, as part of Mr. Fine’s individual long-term strategy for asset diversification and liquidity. These shares are currently subject to a lock-up agreement. Following the expiration of the lock-up period and subject to the terms and conditions of this plan, a brokerage firm may periodically exercise Mr. Fine’s stock options and sell the issued shares prior to the expiration of the plan in December 2010. At the closing price of Registrant’s common stock on June 8, 2010, up to 47,500 shares could be sold under the trading plan, though additional shares could be sold if the stock rises above such level.

In June 2010, Garry W. Hallee, the Registrant’s Executive Vice President of Technology and Service Delivery, adopted a stock trading plan intended to comply with Rule 10b5-1 of the ’34 Act and the Registrant’s insider trading policy. The trading plan provides for the sale of certain shares of the Registrant’s common stock as part of his individual long-term strategy for asset diversification and liquidity. These shares are currently subject to a lock-up agreement. Following the expiration of the lock-up period and subject to the terms and conditions of this plan, a brokerage firm may periodically sell the shares prior to expiration of the plan in August 2011. At the closing price of Registrant’s common stock on June 8, 2010, up to 120,000 shares could be sold under the trading plan.

In June 2010, Christopher L. Jones, the Registrant’s Executive Vice President, Investment Management and Chief Investment Officer adopted a stock trading plan intended to comply with Rule 10b5-1 of the ’34 Act and the Registrant’s insider trading policy. The trading plan provides for the sale of certain shares of the Registrant’s common stock as part of Mr. Jones’ individual long-term strategy for asset diversification and liquidity. These shares are currently subject to a lock-up agreement. Following the expiration of the lock-up period and subject to the terms and conditions of this plan, a brokerage firm may periodically sell the shares prior to the expiration of the plan in December 2010. At the closing price of Registrant’s common stock on June 8, 2010, up to 75,000 shares could be sold under the trading plan, though additional shares could be sold if the stock rises above such level.

In June 2010, Jeffrey N. Maggioncalda, the Registrant’s President and Chief Executive Officer, adopted a stock trading plan intended to comply with Rule 10b5-1 of the ’34 Act and the Registrant’s insider trading policy. The trading plan provides for the exercise and sale of certain shares of the Registrant’s common stock, including shares of the Registrant’s common stock issuable upon exercise of options granted in 2002 and 2004, as part of Mr. Maggioncalda’s individual long-term strategy for asset diversification and liquidity. These shares are currently subject to a lock-up agreement. Following the expiration of the lock-up period and subject to the terms and conditions of this plan, a brokerage firm may periodically sell the shares, including exercising Mr. Maggioncalda’s stock options and selling the issued shares, prior to the expiration of the plan in December 2010. At the closing price of Registrant’s common stock on June 8, 2010, up to 40,000 shares could be sold under the trading plan.

In June 2010, Lawrence M. Raffone, the Registrant’s Executive Vice President, Sales and Client Services, adopted a stock trading plan intended to comply with Rule 10b5-1 of the ’34 Act and the Registrant’s insider trading policy. The trading plan provides for the sale of certain shares of the Registrant’s common stock, including shares of the Registrant’s common stock issuable upon the exercise of options granted in 2001 and 2003, as part of Mr. Raffone’s individual long-term strategy for asset diversification and liquidation. The shares are currently subject to a lock-up agreement. Following the expiration of the lock-up period and subject to the terms and conditions of this plan, a brokerage firm may periodically sell the shares, including exercising Mr. Raffone’s stock options and selling the issued shares, prior to the expiration of the plan in December 2010. At the closing price of Registrant’s common stock on June 8, 2010, however, no shares would be sold under the trading plan, though shares could be sold if the stock rises above such level.

In June 2010, Raymond J. Sims, the Registrant’s Executive Vice President and Chief Financial Officer, adopted a stock trading plan intended to comply with Rule 10b5-1 of the ’34 Act and the Registrant’s insider trading policy. The trading plan provides for the sale of up to 48,000 shares of the Registrant’s common stock as part of Mr. Sims’ individual long-term strategy for asset diversification and liquidity. These shares are currently subject to a lock-up agreement. Following the expiration of the lock-up period and subject to the terms and conditions of this plan, a brokerage firm may sell the shares prior to the expiration of the plan in August 2011.

In June 2010, Anne S. Tuttle, the Registrant’s Executive Vice President, General Counsel and Secretary, adopted a stock trading plan intended to comply with the ’34 Act and the Registrant’s insider trading policy. The trading plan provides for the exercise and sale of certain shares of the Registrant’s common stock, issuable upon exercise of options granted in 2006, as part of Ms. Tuttle’s individual long-term strategy for asset diversification and liquidity. These shares are currently subject to a lock-up agreement. Following the expiration of the lock-up period and subject to the terms and conditions of this plan, a brokerage firm may periodically exercise Ms. Tuttle’s stock options and sell the issued shares prior to the expiration of the plan in December 2010. At the closing price of Registrant’s common stock on June 8, 2010, up to 40,000 shares could be sold under the trading plan, though additional shares could be sold if the stock rises above such level.

Most of these individuals have been with the Registrant for many years. In addition, other employees of the Registrant, as well as a member of the Registrant’s Board of Directors, have also adopted stock trading plans.

The foregoing trading plans are intended to comply with Rule 10b5-1 of the ’34 Act and the Registrant’s insider trading policy. Trading under the foregoing plans is generally based on reaching certain pre-determined minimum price conditions. In some cases, the individual has also adopted a trading plan for shares held in a trust over which the individual has dispositive power. Rule 10b5-1 allows individuals who are not in possession of material, non-public information at the time the stock trading plan is adopted to establish prearranged written plans to buy or sell a specified number of shares of a company stock. The foregoing trading plans provide for sales spread out over a set period of time with the goal of minimizing any market impact from such stock sales. Pursuant to Registrant’s insider trading policy, trading plans must be adopted at least 60 days prior to trading commencing and within approximately a month after the Registrant has publicly released earnings.

Transactions under the foregoing trading plans will be disclosed publicly through Form 4 filings with the Securities and Exchange Commission, to the extent required by law.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Financial Engines, Inc.

June 9, 2010	By:	/s/ Anne S. Tuttle

Name: Anne S. Tuttle
Title: Executive Vice President, General Counsel and Secretary